SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 28, 2001

                          PRAXIS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                 Utah                                  0-28627                              87-0393257
    (State or other jurisdiction of                   (Commission                         (IRS Employer
            incorporation)                           File Number)                      Identification No.)


    856 Homer Street, Suite 100, Vancouver, British Columbia, V6B 2W5 Canada
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 669-1040

    595 Hornby Street, Suite 600, Vancouver, British Columbia, V6C 1A4 Canada
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         As of February 28, 2001, the registrant terminated its Research, Development and Licence Agreement dated May 11, 1999 with Fairchild International Corporation. Under that agreement, the registrant had granted Fairchild a worldwide exclusive license for all products and processes developed, and to be developed, relating to arthritis and dermal wrinkles. The registrant had received 2,600,000 shares of Fairchild common stock and the right to receive royalty payments based upon revenues earned by Fairchild from the sale of any developed products. In addition, the registrant had been engaged to conduct a research program to be funded by Fairchild in the amount of $250,000. The registrant had received only $162,500 of the funding and Fairchild had expressed doubt about it ability to continue the funding.

         Under the termination agreement, the registrant will retain the 2,600,000 Fairchild shares and has agreed to pay Fairchild 30% of the net revenues from sales of the two applications in the field of use up to maximum of $250,000 over the first three years of sales. A copy of the termination agreement is attached hereto as Exhibit 10.1.

         A copy of the press release announcing the termination is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

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


         (c)      Exhibits:

                  Regulation
                  S-K Number                         Document

                     10.1            Termination of License and Research &
                                     Development Agreement dated February 28,
                                     2001 between Praxis Pharmaceuticals, Inc.
                                     and Fairchild International Inc.

                     99.1            Press Release dated March 15, 2001

Item 8.  Change in Fiscal Year

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRAXIS PHARMACEUTICALS, INC.



March 16, 2001                          By: /S/ BRETT CHARLTON
                                           ------------------------------------
                                           Dr. Brett Charlton, President






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